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                                                                   Exhibit 10.2



                             2Connect Express, Inc.
                        1996 DIRECTORS STOCK OPTION PLAN

                         As Adopted September 27, 1996



                 1. PURPOSE. This 1996 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for nonemployee members of the Board of Directors of 2Connect Express, Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

                 2. ADOPTION AND STOCKHOLDER APPROVAL. After this Plan is adopted by the Board of Directors of the Company (the "Board"), this Plan will become effective on the time and date (the "Effective Date") on which it is approved by the stockholders of the Company. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

                 3. TYPES OF OPTIONS AND SHARES. Options ("Options") granted under this Plan shall be non-qualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

                 4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 100,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

                 5. ADMINISTRATION. This Plan shall be administered by a committee of not less than two disinterested members of the Board appointed to administer this Plan (the "Committee"). A disinterested director is any director who is not, during the year prior to serving on the Committee, granted or awarded equity securities pursuant to any plan of the Company except pursuant to the award formula in Section 6 below. The Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration, subject to the provisions hereof. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

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                                               1996 DIRECTORS' STOCK OPTION PLAN

                 6.      ELIGIBILITY AND AWARD FORMULA

                         6.1    Eligibility.  Options shall be granted only to
directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "Optionee").

                         6.2    Initial Grant.  Each Optionee who on or after
the Effective Date is or becomes a member of the Board will automatically be granted an Option for that number of Shares that have a Fair Market Value (as defined in Section 16.4) of $25,000 on the date the Option is granted; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share (the "Initial Grant"). The Initial Grant shall occur on the date such Optionee first becomes a member of the Board.

                         6.3    Succeeding Grants.  On October 1, 1997, and on
October 1 of each year thereafter, each Optionee who is a member of the Board and has served continuously as a member of the Board for the preceding six months, will automatically be granted an Option for the number of Shares that have a Fair Market Value of $25,000 on October 1, of the year of such grant (a "Succeeding Grant"); provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

                 7.      TERMS AND CONDITIONS OF OPTIONS.

                         7.1    Form of Option Grant.  Each Option granted
under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                         7.2    Vesting.  Each Initial Grant and each
Succeeding Grant will fully vest when granted.

                         7.3    Exercise Price.  The exercise price of an
Option shall be set by the Committee, but shall not be lower than the lesser of
(i) the Fair Market Value of the Shares at the time that the Option is granted, or (ii) what is then the last sales price at which the Company sold shares of its Common Stock on or prior to the date the Option is granted.

                         7.4    Termination of Option.  Each Option shall
expire ten (10) years after the date of the grant of such Option.

                 8.      EXERCISE OF OPTIONS

                         8.1    Exercise Period.  Subject to the provisions of
Section 8.5 of the Plan, each Option shall be exercisable immediately upon the vesting thereof (subject to repurchase pursuant to Section 10 of the Plan).

                         8.2    Notice.  Options may be exercised only by
delivery to the company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

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                                               1996 DIRECTORS' STOCK OPTION PLAN


                         8.3    Payment.  Payment for the Shares purchased upon
exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                         8.4    Withholding Taxes.  Prior to issuance of the
shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                         8.5    Limitations on Exercise.  Notwithstanding the
exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                                (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 14 hereof.

                                (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

                                (c)  The Committee may specify a reasonable
                                     minimum number of Shares that may be
                                     purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the option is then exercisable.

                 9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative in the event of Optionee's disability, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.





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                                               1996 DIRECTORS' STOCK OPTION PLAN


                 10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan.

                 11. ADJUSTMENT OF OPTION SHARE. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

                 12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

                 13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

                 14. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding Option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan except by operation of the provisions of Section 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Securities Rules or Regulations, the Code, or the Employee Retirement Income Security Act or the rules thereunder. In any case, an amendment of this Plan may not adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

                 15. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

                 16. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                         16.1    "Parent" means any corporation (other than the
Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.





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                                               1996 DIRECTORS' STOCK OPTION PLAN


                         16.2    "Subsidiary" means any corporation (other than
the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

                         16.3    "Affiliate" means any corporation that
directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract, or otherwise.

                         16.4    "Fair Market Value" means, as of any date,
the value of a share of the Company's Common Stock determined as follows:

                                 (a)   if such Common Stock is then quoted on
                                       the Nasdaq National Market, its closing
                                       price on the Nasdaq National Market on
                                       the date of determination as reported in The Wall Street Journal;

                                 (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing prices on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                                 (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq
                                       National Market nor listed or admitted
                                       to trading on a national securities
                                       exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

                                 (d) in the case of an Initial Grant made on or after but prior to the date the Company's Common Stock is being publicly traded, or if the date for which the Fair Market is being determined (excluding specific days and weekends when securities generally are not publicly traded) is during a period when the Company's Common Stock is not subject to being publicly traded, or otherwise if none of the foregoing (a),
                                       (b) or (c) is applicable, by the
                                       Committee in good faith.





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